November 28, 2014



SECURITIES  EXCHANGE
COMMISSION
450 Fifth Street, NW
Washington, DC 20549


Attn. Document Control



RE	American
Depositary
Shares
evidenced by
the
American
Depositary
Receipts of
          Kazakhmys
PLC
Form F6 File
No
3331
5429
4



Ladies and Gentlemen

Pursuant to Rule 424b3
under the Securities Act of
1933, as amended, on behalf
of The Bank of New York
Mellon, as Depositary for
securities against which
American Depositary
Receipts ADRs are to be
issued, we attach a copy of
the new prospectus
Prospectus reflecting the
change in name from
Kazakhmys PLC to Kaz
Minerals Plc. and the
removal of the Par Value.
As required by Rule 424e,
the upper right hand corner
of the Prospectus cover page
has a reference to Rule
424b3 and to the file number
of the registration statement
to which the Prospectus
relates.

Pursuant to Section III B of
the General Instructions to
the Form F6 Registration
Statement, the Prospectus
consists of the ADR
certificate for Kazakhmys
PLC.  The Prospectus has
been revised to reflect the
removal of the Par Value and
the new name
 Kaz Minerals Plc.
Please contact me with any
questions or comments at
212 8152221.

Sandra Bruno
Senior Associate
The Bank of New York
Mellon  ADR Division


Encl.
CC Paul Dudek, Esq. Office
of International Corporate
Finance








Depositary Receipts
101 Barclay Street 22nd Floor West,
New York, NY 10286